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                                                                      EXHIBIT 32

                                CERTIFICATIONS OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary A. Lyons, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

         (2) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 7, 2004                                 By:       /s/ Gary A. Lyons

                                            Name:  Gary A. Lyons
                                            Title: President and Chief Executive
                                                   Officer

         In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (the "Company") on Form 10-Q for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul W. Hawran, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (3) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

         (4) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 7, 2004                            By:    /s/ Paul W. Hawran

                                       Name:  Paul  W. Hawran
                                       Title: Executive Vice President and
                                              Chief Financial Officer